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

                                   COOPERATIVE BANKSHARES, INC. AND SUBSIDIARY
                                  CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

                                                                            DECEMBER 31, 2004        December 31, 2003*
                                                                          ---------------------    ---------------------
                                                                              (UNAUDITED)
                                 ASSETS
  Cash and due from banks, noninterest-bearing                               $     12,031,627          $    14,400,034
  Interest-bearing deposits in other banks                                          4,360,960                3,993,331
                                                                             ----------------          ---------------
    Total cash and cash equivalents                                                16,392,587               18,393,365
  Securities:
    Available for sale (amortized cost of $44,432,476 in December 2004
     and $43,180,913 in December 2003)                                             44,535,010               43,613,112
    Held to maturity (estimated market value of $2,678,860 in December
     2004 and $3,889,736 in December 2003)                                          2,659,595                3,806,376
  FHLB stock                                                                        4,518,500                4,154,400
  Loans held for sale                                                               7,239,131                6,375,275

  Loans                                                                           453,769,733              404,820,362
    Less allowance for loan losses                                                  4,353,227                3,447,002
                                                                             ----------------          ---------------
      Net loans                                                                   449,416,506              401,373,360

  Other real estate owned                                                                   -                        -
  Accrued interest receivable                                                       2,085,164                1,852,366
  Premises and equipment, net                                                       8,597,015                8,665,698
  Goodwill                                                                          1,461,543                1,461,543
  Other assets                                                                     13,202,393               12,741,394
                                                                             ----------------          ---------------
          Total assets                                                       $    550,107,444          $   502,436,889
                                                                             ================          ===============

                  LIABILITIES AND STOCKHOLDERS' EQUITY
  Deposits                                                                   $    414,757,904          $   367,202,433
  Short-term borrowings                                                            32,342,878               41,416,785
  Escrow deposits                                                                     194,408                  199,433
  Accrued interest payable                                                            190,689                  180,067
  Accrued expenses and other liabilities                                            2,629,188                2,207,003
  Long-term obligations                                                            53,082,676               48,087,770
                                                                             ----------------          ---------------
       Total liabilities                                                          503,197,743              459,293,491
                                                                             ----------------          ---------------

Stockholders' equity:
  Preferred stock, $1 par value, 3,000,000 shares authorized,
    no shares issued and outstanding                                                        -                        -
  Common stock, $1 par value, 7,000,000 shares authorized,
    2,860,764 and 2,849,447 shares issued and outstanding                           2,860,764                2,849,447
  Additional paid-in capital                                                        2,673,233                2,638,044
  Accumulated other comprehensive income                                               67,672                  285,251
  Retained earnings                                                                41,308,032               37,370,656
                                                                             ----------------          ---------------
       Total stockholders' equity                                                  46,909,701               43,143,398
                                                                             ----------------          ---------------
          Total liabilities and stockholders' equity                         $    550,107,444          $   502,436,889
                                                                             ================          ===============

Book value per common share**                                                $          10.93          $         10.09
                                                                             ================          ================

*Derived from audited consolidated financial statements.
**Computed based on the weighted average number of dilutive shares outstanding after giving the retroactive effect for the 3-for-2 stock split in the form of a stock dividend announced on January 19, 2005

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

                                           COOPERATIVE BANKSHARES, INC. AND SUBSIDIARY
                                             CONSOLIDATED STATEMENTS OF OPERATIONS
                                                          (Unaudited)

                                                                THREE MONTHS ENDED                    TWELVE MONTHS ENDED
                                                                   DECEMBER 31,                           DECEMBER 31,
                                                              2004                2003               2004                2003
                                                         ---------------     --------------      --------------     --------------
INTEREST INCOME:
  Loans                                                  $    6,739,572      $    6,102,930      $   25,185,437     $   25,660,073
  Securities                                                    542,367             536,802           2,218,150          2,120,292
  Other                                                          19,313               8,618              49,436             47,017
  Dividends on FHLB stock                                        39,412              34,205             150,172            147,184
                                                         --------------      --------------      --------------     --------------
       Total interest income                                  7,340,664           6,682,555          27,603,195         27,974,566
                                                         --------------      --------------      --------------     --------------

INTEREST EXPENSE:
  Deposits                                                    1,811,664           1,591,989           6,425,637          7,290,985
  Borrowed funds                                                701,783             729,995           2,779,271          3,394,792
                                                         --------------      --------------      --------------     --------------
       Total interest expense                                 2,513,447           2,321,984           9,204,908         10,685,777
                                                         --------------      --------------      --------------     --------------

NET INTEREST INCOME                                           4,827,217           4,360,571          18,398,287         17,288,789
Provision for loan losses                                       225,000             180,000             970,000            740,000
                                                         --------------      --------------      --------------     --------------
       Net interest income after provision for
         loan losses                                          4,602,217           4,180,571          17,428,287         16,548,789
                                                         --------------      --------------      --------------     --------------
NONINTEREST INCOME:
   Gain on sale of loans                                        563,672             657,332           2,523,246          3,971,046
   Net gain on sale of securities                                 9,600              50,663               9,600             50,663
   Service charges and fees on loans                            154,529             141,757             505,986            567,380
   Deposit-related fees                                         414,270             342,810           1,591,762          1,330,370
   Bank-owned life insurance earnings                            73,182              91,506             317,377            369,996
   Other income, net                                             70,057              49,997             235,557            196,942
                                                         --------------      --------------      --------------     --------------
       Total noninterest income                               1,285,310           1,334,065           5,183,528          6,486,397
                                                         --------------      --------------      --------------     --------------
NONINTEREST EXPENSE:
   Compensation and fringe benefits                           2,266,764           2,177,006           9,322,226          9,259,464
   Occupancy and equipment                                      794,167             736,281           3,262,622          2,761,391
   Professional and examination fees                            148,532             112,755             460,084            364,522
   Advertising                                                  141,895             143,627             525,341            579,314
   Other                                                        495,354             617,509           2,016,063          2,076,150
                                                         --------------      --------------      --------------     --------------
     Total noninterest expense                                3,846,712           3,787,178          15,586,336         15,040,841
                                                         --------------      --------------      --------------     --------------

Income before income taxes                                    2,040,815           1,727,458           7,025,479          7,994,345
Income tax expense                                              688,122             564,528           2,344,304          2,590,119
                                                         --------------      --------------      --------------     --------------

NET INCOME                                               $    1,352,693      $    1,162,930      $    4,681,175     $    5,404,226
                                                         ==============      ==============      ==============     ==============

NET INCOME PER SHARE:
   Basic*                                                $         0.32      $         0.27      $         1.09     $         1.27
                                                         ==============      ==============      ==============     ==============
   Diluted*                                              $         0.31      $         0.27      $         1.07     $         1.24
                                                         ==============      ==============      ==============     ==============
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
   Basic*                                                     4,291,146           4,274,171           4,289,187          4,271,351
                                                         ==============      ==============      ==============     ==============
   Diluted*                                                   4,369,425           4,362,531           4,366,478          4,348,361
                                                         ==============      ==============      ==============     ==============

* Computed based on the weighted average number of dilutive shares outstanding after giving the retroactive effect for the 3-for-2 stock split in the form of a stock dividend announced on January 19, 2005

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


AVERAGE BALANCES
COOPERATIVE BANKSHARES, INC.

                                                                            For the quarter ended
                                                            DECEMBER 31, 2004                     DECEMBER 31, 2003
                                                   ----------------------------------------------------------------------------
(DOLLARS IN THOUSANDS)                                                        Average                                Average
                                                     Average                   Yield/      Average                    Yield/
                                                     Balance     Interest      Cost        Balance     Interest       Cost
                                                   -----------  ----------  -----------  -----------  -----------  ------------
Interest-earning assets:
   Interest-bearing deposits in other banks        $   4,427    $     19        1.72%     $   3,238      $     9        1.11%
   Securities:
        Available for sale                            44,969         510        4.54%        43,632           497       4.56%
        Held to maturity                               2,780          33        4.75%         3,938            40       4.06%
   FHLB stock                                          4,193          39        3.72%         3,883            34       3.50%
   Loan portfolio                                    456,667       6,740        5.90%       409,137         6,103       5.97%
                                                   ---------    --------                  ---------      --------
    Total interest-earning assets                    513,036       7,341        5.72%       463,828         6,683       5.76%

Non-interest earning assets                           27,742                                 31,785
                                                   ---------                              ---------
Total assets                                       $ 540,778                              $ 495,613
                                                   =========                              =========


Interest-bearing liabilities:
   Deposits                                          370,988       1,812        1.95%       338,300         1,592       1.88%
   Borrowed funds                                     87,144         702        3.22%        86,099           730       3.39%
                                                   ---------    --------                  ---------      --------
    Total interest-bearing liabilities               458,132    $  2,514        2.20%       424,399      $  2,322       2.19%
                                                                --------                                 --------

Non-interest bearing liabilities                      36,045                                 28,343
                                                   ---------                              ---------

    Total liabilities                                494,177                                452,742
    Stockholders' equity                              46,601                                 42,871
                                                   ---------                              ---------
Total liabilities and stockholders' equity         $ 540,778                              $ 495,613
                                                   =========                              =========

Net interest income                                             $  4,827                                 $  4,361
                                                                ========                                 ========

Interest rate spread                                                            3.52%                                   3.57%
                                                                               =====                                   =====

Net yield on interest-earning assets                                            3.76%                                   3.76%

Percentage of average interest-earning
   assets to average interest-bearing
   liabilities                                                                 112.0%                                  109.3%
                                                                               =====                                   =====
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